UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2022

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On August 29, 2022, Simplicity Esports and Gaming Company (the “Company”) issued and sold to Roman Franklin, the Company’s Chief Executive Officer, principal financial officer, principal accounting officer, member of the Company’s Board of Directors, and greater than 5% stockholder, one share of the Company’s Series X preferred stock (the “Series X Preferred”) for a purchase price of $1,000.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2022, the Company filed with the Nevada Secretary of State a certificate of designations (the “Certificate of Designations”) to designate one share of the Company’s preferred stock as the Series X Preferred. The one share of Series X Preferred has a number of votes equal to all of the other votes entitled to be cast on any matter by any other shares or securities of the Company, plus one. The Series X Preferred does not have any economic or other interest in the Company.

The share of Series X Preferred may not be transferred after issuance. If any transfer is attempted, the Series X Preferred will be automatically redeemed by the Company at a redemption price of $1.00.

At the election of the Series X Preferred holder at any time following the date that the Company has amended its articles of incorporation to increase the authorized shares of common stock such that there are sufficient authorized but unissued shares of common stock to permit conversion of the Series X Preferred as set forth in the Certificate of Designations, the Series X Preferred is convertible into 500,000,001 shares of the Company’s common stock.

The description of the terms of the Series X Preferred and the Certificate of Designations is qualified in its entirety by the Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of the Series X Preferred Stock, filed with the Nevada Secretary of State on August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: September 2, 2022	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer